UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2011 (May 25, 2011)
SIRIUS XM RADIO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34295 (Commission File Number)	52-1700207 (I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY (Address of Principal Executive Offices)	10020 (Zip Code)
Registrant’s telephone number, including area code: (212) 584-5100

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     On Wednesday, May 25, 2011, we held our annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in our definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2011 (the “Proxy Statement”). The final voting results for each matter submitted to a vote of stockholders are as follows:

Item 1	— Election of Directors
     At the annual meeting, the holders of our common stock elected the persons listed below as common stock directors.

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Joan L. Amble	1,033,670,462	268,500,999	8,499,136	2,157,401,390
Leon D. Black	759,237,162	543,010,605	8,422,830	2,157,401,390
Lawrence F. Gilberti	1,073,332,626	228,670,153	8,667,818	2,157,401,390
Eddy W. Hartenstein	1,075,373,830	226,690,523	8,606,244	2,157,401,390
James P. Holden	1,076,452,675	225,661,160	8,556,762	2,157,401,390
Mel Karmazin	1,081,114,894	224,414,652	5,141,051	2,157,401,390
James F. Mooney	1,044,684,949	257,696,879	8,288,769	2,157,401,390
Jack Shaw	1,076,168,367	226,506,401	7,995,829	2,157,401,390
     Our Convertible Perpetual Preferred Stock, Series B-1 (the “Series B-1 Preferred Stock”), does not have the right to vote with the holders of our common stock on the election of common stock directors. The holder of the Series B-1 Preferred Stock is entitled to designate and elect members of our board of directors pursuant to the Certificate of Designations of the Series B-1 Preferred Stock. The holder of the Series B-1 Preferred Stock has designated John C. Malone, Gregory B. Maffei, David J.A. Flowers, Carl E. Vogel and Vanessa A. Wittman to serve as members of our board of directors until their successors are duly elected and qualified.

Item 2	— Ratification of Appointment of KPMG LLP as Independent Registered Public Accountants
     The holders of our common stock and our Series B-1 Preferred Stock, voting together as a single class, ratified the appointment of KPMG LLP as our independent registered public accountants.

Votes Cast For	Votes Cast Against	Abstentions
6,000,919,418	28,511,021	25,618,310

Item 3	— Advisory Vote on Executive Compensation
     The holders of our common stock and our Series B-1 Preferred Stock, voting together as a single class, approved, in a non-binding advisory vote, the compensation paid to our named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
3,842,151,766	40,842,198	14,653,395	2,157,401,390

Item 4	— Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
     The holders of our common stock and our Series B-1 Preferred Stock, voting together as a single class, in a non-binding advisory vote, voted on whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years as set forth in the table below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
598,527,914	17,666,617	3,270,535,768	10,917,060	2,157,401,390
     In light of such vote, and consistent with our recommendation, we intend to include an advisory stockholder vote to approve the compensation paid to our named executive officers every three years until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. We are required to hold votes on frequency every six years.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM RADIO INC.
By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General Counsel and Secretary

Dated: May 27, 2011

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